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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


     FORM 8-K/A

                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) July 7, 2003

                  Magnum d' Or Resources Inc.
     (Exact name of registrant as specified in its charter)


 NEVADA                       0-31849             98-02152222
(State or other jurisdiction
of incorporation)          (Commission File
                                   Number)       (IRS Employer
                                              Identification No.)


       305 Lakeshore Road East, Oakville, Ontario L6J 1J3
            (Address of principal executive offices)


   Registrant's telephone number, including area code    (416) 962-4508

     ________________________________________________________
  (Former name or former address, if changed since last report)









          Item 4.  Changes in Registrant's Certifying Accountant

Registrant's Chartered Accountant, who was previously engaged as registrant's principal accountant, has submitted the letter of resignation attached as an exhibit to this Form 8-K on July 7, 2003. This resignation was not because of any problems related to generally accepted accounting principals or any audit of the registrant.

  The principal accountant's report on the financial statement for neither of the past two years contained an adverse opinion or a disclaimer of opinion, however for both years it was qualified as to uncertainty as to registrant's ability to continue as a going concern.

The decision to change accountants was not recommended or approved by the board of directors. The registrant does not have an auditing committee.

During the registrant's two most recent fiscal years and any subsequent interim period preceding this resignation, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The registrant has provided the former accountant with a copy of this Form 8-K along with a request that the former accountant to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in this Form 8-K and, if not, stating the respects in which it does not agree. The registrant has filed the former accountant's letter as an exhibit to this Form 8-K.

Registrant has not yet engaged a new chartered accountant but is actively seeking one. Registrant shall promptly file a Form 8-K when such new chartered accountant is engaged.

                           ITEM 5. OTHER EVENTS

The registrant has admitted three new members to its Board of Directors. The attached press releases include the resumes and professional credentials of these persons.




  FORWARD-LOOKING STATEMENTS

  Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions;
  license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.



                                 Exhibits


Exhibit One -Resignation Letter of Chartered Accountant
Exhibit Two- Appointment of new Director
Exhibit Three - Appointment of new Directors



















                                SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








Magnum d'Or Resources Inc.
  September 4, 2003
  By:  /S/ Reno J. Calabrigo
  CEO, President, Secretary and Director